Property and equipment, net	12 Months Ended
Dec. 31, 2017
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment Disclosure [Text Block]
5. Property and equipment, net

Property and equipment, net consisted of the following:

	December 31,
	2016	2017
Buildings	$18,098,589	$4,764,519
Computers and office equipment	4,711,617	4,498,081
Vehicles	445,391	344,788
Information technology equipment	294,549	263,007
Machinery	210,551	83,175
	$23,760,697	$9,953,570
Less: accumulated depreciation	(9,875,618)	(5,916,276)

	$13,885,079	$4,037,294

Depreciation expense for property and equipment was $2,599,961, $1,455,654 and $1,126,590 for the years ended December 31, 2015, 2016 and 2017, respectively.

In 2015, the Company early terminated leases on certain of its offices, wrote-off the related leasehold improvement with the carrying amount of $325,341, and recognized a loss on disposal of $325,341 in the consolidated statements of operations.

In 2015, the Company sold three apartments in Beijing for $3,195,454 to different third party individuals, which were previously recognized in Buildings with cost of $426,220 and carrying amount of $192,504. In connection with this sale, the Company recognized a gain of $1,739,443 in other operating income.

In early 2016, the Company sold certain of its properties located in Beijing and Shanghai with cost of $ 6,076,530 and carrying amount $ 3,808,471. The Company recognized a gain of $5,778,669 in other operating income in connection with these sales.

In 2017, the Company committed to a plan to sell the shares of Bright Rainbow Investments Limited to a third-party. Bright Rainbow owns the entire share capital of Shanghai Hao Ji Xing Digital Technology Co., Ltd., which owns the land use rights to the land plot located on Qingpu and all the buildings, fixtures and related facilities with carrying amount $16,546,694. The land use rights and related building were reclassified to held-for-sale assets as of December 31, 2017.